SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2006

NTL INCORPORATED

(Exact Name of Registrant
as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 000-22616	52-1822078
(Commission File Number)	(IRS Employer Identification No.)

909 THIRD AVENUE, SUITE 2863, NEW YORK, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 906-8440

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2006, NTL Incorporated (“NTL”) issued a press release announcing year end results for NTL and summary results year end for Telewest Global, Inc. (“Telewest”). A copy of the press release is attached as Exhibit 99.1 hereto. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 8.01 Other Events.

Warrant Exchange Ratio

In connection with the Amended and Restated Agreement and Plan of Merger dated as of December 14, 2005, as amended by Amendment No. 1 thereto dated as of January 30, 2006 (the “Merger Agreement”), among Telewest, NTL, Neptune Bridge Borrower LLC, a Delaware limited liability company and wholly owned subsidiary of Telewest (“Merger Sub”), and, for certain limited purposes, Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of NTL, and the transactions contemplated thereby, Telewest and NTL filed with the Securities and Exchange Commission a Registration Statement on Form S-4 which includes therein a Joint Proxy Statement / Prospectus, dated January 31, 2006 (the “Joint Proxy Statement / Prospectus”). Under the terms of the Merger Agreement, NTL and Telewest have agreed that, subject to the terms and conditions contained therein, Merger Sub will merge with and into NTL (the “Merger”).

In describing the Merger Agreement, the Merger and the other transactions contemplated thereby, the Joint Proxy Statement / Prospectus includes an explanation of the effect of the Merger on the outstanding warrants to purchase NTL shares of common stock. This description incorrectly stated that, upon consummation of the Merger, each outstanding NTL warrant would become exercisable for 2.5 shares of Telewest common stock at an exercise price of $123.95 per share following the Merger.  However, this description should have provided that, upon consummation of the Merger, each outstanding NTL warrant would become exercisable for approximately 2.94645 shares of Telewest common stock at an exercise price of $105.17 per share following the Merger.  The number of shares of NTL common stock underlying the warrants as stated in the Joint Proxy Statement / Prospectus was correct.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed transaction, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K reports and our joint proxy statement / prospectus relating to the proposed merger and related transactions. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest or any related transaction. In connection with the proposed merger and related transactions, ntl and Telewest have filed a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED TRANSACTIONS. The final joint proxy statement / prospectus was mailed to stockholders of ntl and Telewest on or about January 31, 2006. Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the joint proxy statement / prospectus, and each company’s other filings with the SEC, may also be obtained from the respective companies. Free copies of ntl’s filings may be obtained by directing a request to ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations. Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press release dated February 28, 2006, issued by NTL Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED

Date: February 28, 2006	By:	/s/ Bryan H. Hall
		Name:	Bryan H. Hall
		Title:	Secretary